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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report

                        (Date of earliest event reported)
                                January 27, 2004


                                 CSB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


            Ohio                        0-21714                  34-1687530
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


  6 West Jackson Street, P.O. Box 232, Millersburg, Ohio            44654
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (330) 674-9015

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item  7. Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit Number    Description of Exhibit

              99.1 Quarterly Report of CSB Bancorp, Inc., for the quarter ended December 31, 2003

Item 12. Results of Operations and Financial Condition.

      On January 27, 2004, CSB Bancorp, Inc. released to shareholders its
Quarterly Report for the quarter ended December 31, 2003. The text of the report is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CSB BANCORP, INC.


Date: January 27, 2004                         By: /s/ A. Lee Miller
                                            --------------------------------
                                                Senior Vice President and
                                                Chief Financial Officer


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                                                  INDEX TO EXHIBITS
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
Exhibit Number    Description of Exhibit
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
   99.1           Quarterly Report of CSB Bancorp, Inc., for the quarter ended
                  December 31, 2003